IRA D. GANZFRIED & COMPANY
Certified Public Accountants
260 Fifth Avenue
New York, New York 10001
(212) 686-9310
Fax: (212) 686-4489


To the Board of Directors of
Transpacific International Group Corp.
347 Fifth Avenue, Suite 1507
New York, New York 10016

     Re: Coffee Holding Co., Inc.

     The undersigned, Lester S. Ganzfried, a certified public accountant, does hereby consent to the use of my opinions dated December 19, 1996 and September
22, 1997, to Coffee Holding Co., Inc. to be used and filed in connection with the Post-Effective Amendment to Transpacific International Group Corp.'s Registration Statement and Prospectus on Form SB-2, as filed with the Securities and Exchange Commission. I also consent to the use of my name under the caption "Experts" in the above-mentioned Post-Effective Amendment.



     Ira D. Ganzfried & Company

By:  Lester S. Ganzfried


Dated:  December 22, 1997
        New York, New York


BY: LESTER S. GANZFRIED, C.P.A.


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GERMAN W. CHACON
Certified Public Accountants
78 Euclid Avenue
Ardsley, New York  10502



To The Board of Directors of
Transpacific International Group Corp.
347 Fifth Avenue, Suite 1507
New York, New York  10016


                   Re:  TRANSPACIFIC INTERNATIONAL GROUP CORP.



The undersigned, German W. Chacon, a certified public accountant, do hereby consent to the use of my opinions dated December 16, 1996 and July 24, 1997, to Transpacific International Group Corp. to be used and filed in connection with the Post-Effective Amendment to Transpacific International Group Corp.'s SB-2 Registration Statement and Prospectus, as filed with the Securities and Exchange Commission. I also consent to the use of my name under the caption "Experts" in the above-mentioned Registration Statement.





German W. Chacon



Dated: December 23, 1997
       New York, New York



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To The Board of Directors of
Transpacific International Group Corp.
347 Fifth Avenue, Suite 1507
New York, New York  10016


                   Re:  Transpacific International Group Corp.



We, SCHONFELD & WEINSTEIN, hereby consent to the use of our opinion dated December 18, 1997, to Transpacific International Group Corp. to be used and filed in connection with the SB-2 Registration Statement and Prospectus, as filed with the Securities and Exchange Commission.


Schonfeld & Weinstein LLP
SCHONFELD & WEINSTEIN, LLP

Dated: December 18, 1997
       New York, New York